AMENDED AND RESTATED INTERCREDITOR,
                  PAYMENT PRIORITY AND LIEN PRIORITY AGREEMENT


         THIS AGREEMENT (the "Agreement") is effective as of the 6th day of May, 1997, by and among 800 CANAL STREET LIMITED PARTNERSHIP, a Louisiana limited partnership (together with its successors and assigns, "Borrower"), FIRST NATIONAL BANK OF COMMERCE, a national banking association (together with its successors and assigns "FNBC" or "Bank"), CANAL STREET DEVELOPMENT CORPORATION, a Louisiana public benefit corporation (together with its successors and assigns, "CSDC"), SONESTA LOUISIANA HOTELS CORPORATION, a Louisiana corporation (together with its successors and assigns "Manager"), and SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation (together with its successors and assigns, "Sonesta"), as an amendment to and restatement of that certain Intercreditor, Payment Priority and Lien Priority Agreement . The capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to them in Article I.

                              W I T N E S S E T H:

         WHEREAS, CSDC, pursuant to the terms of the Sixth Amendment and Restatement of Hotel Lease Agreement, leased the Project, as hereinafter defined, to Historic Restoration, Incorporated ("HRI"), effective December 1, 1989; and,

         WHEREAS, HRI assigned all of its interest in the Hotel Lease to Borrower by Assignment dated September 15, 1993; and,

         WHEREAS, Borrower entered into that certain Loan Agreement dated as of September 15, 1993 with FNBC (the "Loan Agreement") wherein Bank agreed to finance the renovation of the Project, in accordance with the terms and conditions set forth therein; and

         WHEREAS, in accordance with the terms of the Loan Agreement, Bank agreed to advance to Borrower a Loan in the amount of Twelve Million Six Hundred Thousand and No/100 ($12,600,000.00) Dollars (the "Loan") to partially finance the Project which is secured by a Collateral Mortgage on the Project; and,

         WHEREAS, Borrower entered into on September 15, 1993 that certain Loan Agreement with CSDC (the "CSDC Loan Agreement") wherein CSDC agreed to provide supplemental financing for the Project; and,

         WHEREAS, Manager and Sonesta entered into that certain Continuing Guaranty dated September 15, 1993 (the "Manager Guaranty") guarantying a certain portion of the amounts Borrower owes or would owe to Bank under the Term Note, as defined in the Loan Agreement; and,

         WHEREAS, Bank has agreed to advance additional funds to Borrower in the amount of up to $1,505,000.00 (the "Additional Loan") in accordance with the terms of that certain Amendment and Supplement to Loan Agreement executed on the same date hereof (the "Amended Loan Agreement"); and,

         WHEREAS, pursuant to the applicable Collateral Documents, Borrower granted liens to FNBC, CSDC and Manager on the Collateral, as defined therein, to secure payment of its respective obligations to Bank, CSDC, and Manager under the applicable Creditor Agreements; and,

         WHEREAS, Borrower has granted an additional Collateral Mortgage and other security instruments to Bank as security for the Additional Loan, as set forth under the terms of the Amended Loan Agreement; and,

         WHEREAS, Manager and Sonesta have executed an additional guaranty (the "Additional Guaranty") of certain portions of the Indebtedness owed to Bank under the Additional Loan;

         WHEREAS, Manager has provided to Borrower an advance of up to $500,000.00 ("Manager Advance") to provide a portion of the funds necessary to complete the Additional Work, as defined in the Amended Loan Agreement, and Borrower has agreed to provide additional security to Manager for the repayment of the Manager Advance and sums paid under the Additional Guaranty (the "Additional Manager Agreement"); and,

         WHEREAS, Bank has agreed to allow Borrower to use the $600,000 payment to be received from Chevron USA under Investor Note No. 2 (the "Owner Funds") to provide a portion of the funds necessary to complete the Additional Work.

         WHEREAS, Bank, CSDC, Manager, Sonesta and Borrower wish to, among other things, (i) recognize the existence of the Additional Loan, the Manager Advance, the Additional Guaranty, the Bank Agreements, the release by Bank, Manager and CSDC of, and the use by Owner of, the Owner Funds, and the Manager Advance; (ii) agree upon the allocations and priority of payments by Borrower to Bank, CSDC and Manager; (iii) the allocations and priority of payments from proceeds of Collateral; and (iv) the rights of obligations which each has to the other with respect to the Collateral and under the Collateral Documents; and,

         WHEREAS, it is a condition precedent to the effectiveness of the Amended Loan Agreement, the advance of Additional Funds by Bank, the Manager Advance and the Additional Guaranty that this Agreement be entered into by the parties hereto;

         NOW, THEREFORE, for and in consideration of the premises and the mutual benefits to be received hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree to amend and restate in its entirety the Intercreditor Agreement as follows.

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Terms Defined Above. The terms defined in the recitals hereto shall have the meanings ascribed thereto.

         1.2 Definitions. In addition to the terms defined in the recitals hereto, the following terms shall have the following meanings. Any capitalized terms herein not defined shall have the meaning ascribed to same in the Loan Agreement or the Amended Loan Agreement:

             (a) "Additional Continuing Guarantees to Manager" shall mean those limited guarantees provided by Boettner and Kabacoff to the Manager in connection with the Manager Advance.

             (b) "Additional Manager Collateral Documents" shall mean the documents whereby a security interest is granted in the Collateral described therein for the repayment of the Manager Advance, including, without limitation:
(i) that certain Act of Collateral Leasehold Mortgage by Borrower in favor of Manager (the "Additional Manager Mortgage"), (ii) that certain Collateral Mortgage Note by Borrower in the amount of $650,000.00 payable to Bearer on demand, paraphed for identification with the Additional Manager Mortgage (the "Additional Manager Mortgage Note"), (iii) that certain junior and subordinate Collateral Assignment of Leases and Rents (the "Additional Manager Lease Assignment"), (iv) that certain junior Security Agreement (Possessory Collateral) (the "Additional Manager Security Agreement") by Borrower in favor of Manager pledging the Additional Manager Mortgage Note as security for the repayment of the Manager Advance, (v) the Additional Continuing Guarantees to Manager of Edward B. Boettner and M. Pres Kabacoff, and all other documents or instruments through which collateral is provided to Manager for repayment of the Manager Advance.

             (c) "Adjusted Gross Operating Profit" shall have the meaning ascribed to same in the Management Agreement.

             (d) "Affiliate" shall mean any Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with another Person. The term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For the purpose hereof, any Person which owns or controls, directly or indirectly, 10% or more of the equity securities, voting or otherwise, of another Person shall be deemed to "control" such Person.

             (e) "Bank Agreements" shall mean, collectively, (i) the Loan Agreement, (ii) the Amended Loan Agreement; (iii) the Term Note; (iv) the Additional Construction Note; (v) the Additional Term Note; (vi) the Manager Guaranty, (vii) the Additional Guaranty, (viii) the Bank Collateral Documents, and agreements executed and delivered in connection with the foregoing, including those documents included in the term "Loan Documents" as defined in the Loan Agreement and the term "Additional Loan Documents" as defined in the Amended Loan Agreement.

             (f) "Bank Collateral" shall mean all of the Collateral described in each of the Bank Collateral Documents and where applicable the proceeds of insurance or escrow accounts covering such Collateral.

             (g) "Bank Collateral Documents" shall mean, collectively, the Collateral Agreements as defined in the Loan Agreement, together with the Additional Collateral

Agreements, as defined in the Amended Loan Agreement and all other documents or instruments through which Collateral is provided to Bank for repayment of the Bank Indebtedness.

             (h) "Bank Indebtedness" shall mean and include individually, collectively, interchangeably and without limitation, any and all present and future loans, extensions of credit, liabilities and/or obligations of every nature and kind whatsoever that Borrower may now and in the future owe to or incur in favor of Bank and its successors or assigns, under the "Notes", as defined under the Amended Loan Agreement, and the Bank Collateral Agreements, whether such loans, extensions of credit, liabilities and/or obligations are direct or indirect, or by way of assignment, and whether related or unrelated, or committed or purely discretionary, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, together with interest, costs, expenses, attorneys' fees and other fees and charges whether or not any such indebtedness may be barred under any statute of limitation or may be otherwise unenforceable or avoidable for any reason.

             (i) "Bank/CSDC Estoppel" shall mean that certain Amended and Restated Estoppel and Non-Disturbance Agreement between Bank and CSDC dated the date hereof relative to the rights and obligations of Bank under the Hotel Lease should it succeed to the interest of Borrower under the Hotel Lease.

             (j) "Capital Reserve Account" shall mean that certain separate book account created by Manager to which is credited out of Gross Revenues from the Hotel an amount equal to the following percentages of Gross Revenues from the Hotel for the preceding calendar month:

                  Years in
                  operation                          % of Gross Revenues
                  ---------                          -------------------
                  1 - 5                                       3%
                  6 and thereafter                            4%

The Capital Reserve Account shall be used pursuant to the terms of Section 2.4 hereafter and the Management Agreement for capital additions and replacements and any such amount not so expended shall be carried forward to subsequent periods. The percentage of Gross Revenue set forth above is subject to adjustment under the Management Agreement.

             (k) "Collateral" shall mean all of the Property (whether tangible or intangible) or interests in Property in respect of which a Lien has been or will be granted under a Collateral Document.

             (l) "Collateral Documents" shall mean the Bank Collateral Documents, the CSDC Collateral Documents, the Manager Collateral Documents, and the Additional Manager Collateral Documents, together with all of the related instruments and documents executed and delivered in connection therewith and all Uniform Commercial Code financing statements and other filings made in connection therewith and all other agreements, instruments or documents now or hereafter executed and delivered by Borrower, granting or evidencing any Liens on any Property now owned or hereafter acquired by Borrower in favor of Bank or any Lender.

             (m) "Commercial Space" shall mean the ground level commercial space consisting of approximately 22,521 square feet which Borrower will lease to a third party, or parties, subject to the approval of Bank, CSDC, and Manager.

             (n) "Corner Lot Lease" shall mean the lease between HRI and Mercier Realty and Investment Company under which space at the corner of Dauphine and Iberville Streets is leased for the exclusive use of the Hotel which has been assigned by HRI to Borrower.

             (o) "Creditor Agreements" shall mean, collectively, the Bank Agreements, the CSDC Loan Agreements, the CSDC Lease Agreements and the Manager Agreements.

             (p) "CSDC Collateral" shall mean all of the Collateral described in each of the CSDC Collateral Documents and where applicable the proceeds of insurance or escrow accounts covering such Collateral.

             (q) "CSDC Collateral Documents" shall mean, collectively, (i) that certain Act of Collateral Leasehold Mortgage by Borrower in favor of CSDC (the "CSDC Leasehold Mortgage"), (ii) that certain Collateral Mortgage Note in the amount of $5,600,000, payable to Bearer on demand, paraphed for identification with the CSDC Leasehold Mortgage, (iii) that certain Security Agreement (Possessory Collateral) by Borrower in favor of CSDC, (iv) that certain Pledge and Assignment of Leases and Rents by Borrower in favor of CSDC, (v) that certain Commercial Security Agreement by Borrower in favor of CSDC, and (vi) that certain Louisiana UCC-1 Financing Statement by Borrower, as debtor, together with all other documents or instruments through which collateral is provided to CSDC for repayment of the CSDC Indebtedness.

             (r) "CSDC Debt Reserve" shall mean that certain $500,000 reserve established and administered pursuant to Section 2.4 hereof, pledged as security for the Bank Indebtedness.

             (s) "CSDC Indebtedness" shall mean, collectively, the CSDC Loan Indebtedness and the CSDC Lease Indebtedness.

             (t) "CSDC Lease Documents" shall mean collectively (i) the Hotel Lease, together with all amendments and supplements thereto; (ii) the Servitude; and (iii) any and all documents, instruments and agreements executed and delivered in connection with the foregoing.

             (u) "CSDC Lease Indebtedness" shall mean all debts, liabilities and obligations of Borrower to CSDC under the CSDC Lease Documents, whether direct or indirect, absolute or contingent, or due or to become due.

             (v) "CSDC Loan" shall mean that certain loan from CSDC to Borrower of the sum of $5,600,000 for the payment of Soft Costs and other items identified in the Budget.

             (w) "CSDC Loan Agreements" shall mean, collectively (i) the CSDC Loan Agreement (sometimes referred to as the "Obligor Loan Agreement"), (ii) that certain promissory note in the amount of $5,600,000.00 by Borrower payable to the order of CSDC, paraphed for identification with the CSDC Loan Agreement,
(iii) the CSDC Collateral Documents, and (iv) any and all documents, instruments, and agreements executed and delivered in connection with the foregoing.

             (x) "CSDC Loan Indebtedness" shall mean all debts, liabilities and obligations of Borrower to CSDC under the CSDC Loan Agreements, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, or due or to become due.

             (y) "CSDC/Manager Reserve" shall mean the funds held in an escrow account (the "CSDC /Manager Reserve Account") pursuant to the Agreement dated September 15, 1993 (the "CSDC/Manager Reserve Agreement") as security for the CSDC Loan Indebtedness.

             (z) "Debt Service Payment" means with respect to a particular obligation to repay borrowed money, the monthly payment of principal and/or interest called for under the terms of such obligation.

             (aa) "Disposition Proceeds" shall mean all cash and non-cash proceeds of, and all other revenues or receipts, in whatever form, arising from the enforcement of any of the remedies provided for under the Collateral Documents or other disposition of, or realization upon, Property, including without limitation, all claims of Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Property, and any condemnation or requisition payments with respect to any Collateral, and including proceeds of all such proceeds, in each case whether now existing or hereafter arising.

             (bb) "Event of Default" shall mean any Event of Default as such term is defined in any of the Creditor Agreements or any Collateral Documents, and "Default" means any of the events which with the giving of notice, the lapse of time, or both, or satisfaction of any other condition, would constitute an Event of Default under any of the Creditor Agreements or Collateral Documents.

             (cc) "Expense or Expenses" shall mean any and all expenses paid or incurred by Manager in connection with the operation of the Project which are included in determining Net Income, as determined in accordance with the now current "Uniform System of Accounts for Hotels", Eighth Revised Edition, 1986 ("Uniform System of Accounts for Hotels"), on the accrual basis in accordance with generally accepted accounting principles consistently applied, except that Expenses shall not include equipment lease charges, income taxes, depreciation and amortization, the incentive fee or interest expenses. Without limiting the generality of the foregoing, Expenses shall have the same meaning herein which is ascribed to that term under the Management Agreement.

             (dd) "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time applied on a consistent basis.

             (ee) "Governmental Authority" shall mean any sovereign state or nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

             (ff) "Gross Operating Profit" shall mean Gross Revenues less Expenses, except those Expenses described in subsections (i), (vii), (viii), and
(ix) of the definition of Expenses in the Management Agreement.

             (gg) "Gross Revenues" means any and all revenues as is more particularly defined in the Management Agreement.

             (hh) "Hotel" means the Furnishings, Equipment and Inventory, Operating Equipment, Specialized Hotel Equipment, the Building (other than the Commercial Space), the Hotel Lease, the Servitude, the Corner Lot Lease, the Hotel Parking Lease, the Site, Consumable Supplies, the Improvements, and the Additional Improvements, together with all entrances, exits, rights of egress and ingress, servitudes, easements and appurtenances thereon belonging to or pertaining.

             (ii) "Hotel Lease" means that certain First Amendment to Sixth Amendment and Restatement of Hotel Lease Agreement dated May 6, 1997, together with all amendments, supplements, restatements and modifications thereto by and between CSDC and Borrower of a portion of the property designated as the "D.H. Holmes Property".

             (jj) "Hotel Parking Lease" shall mean that certain sublease between CSDC and HRI of 150 parking spaces for the Hotel's exclusive use in a garage located at Iberville Street, New Orleans, Louisiana dated September 15, 1993 assigned to Borrower, as amended.

             (kk) "HUD" shall mean the United States Department of Housing and Urban Affairs.

             (ll) "Indebtedness" shall mean the Bank Indebtedness, the CSDC Indebtedness, and/or the Manager Indebtedness, as applicable.

             (mm) "Lien" shall mean any security interest, mortgage, pledge, hypothecation, assignment, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any lease obligation which is capitalized on a balance sheet of a Person prepared in accordance with GAAP, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

             (nn) "Management Agreement" shall mean that certain agreement dated September 15, 1993 entered into by Borrower with Manager for the management of the Hotel, as defined therein, as amended by First Amendment to Management Agreement dated as of May ___, 1997.

             (oo) "Management Operating Reserve" shall mean that $500,000 reserve established under the Management Agreement and described in Section 2.1 hereof.

             (pp) "Manager Advance" shall mean that certain advance of $500,000 by Manager to Borrower plus interest and costs attributable thereto secured by the Additional Manager Collateral Documents.

             (qq) "Manager Advance Agreement" means that certain Manager Advance Agreement, dated May ___, 1997, among Borrower, Manager and Sonesta relating to the terms and conditions under which Sonesta and Manager shall execute and deliver the Additional Guaranty and make the Manager Advance.

             (rr) "Manager Agreements" shall mean, collectively, (i) the Manager Guaranty, (ii) the Additional Guaranty, (iii) the Manager Collateral Documents,
(iv) the Additional Manager Collateral Documents; (v) the Management Agreement,
(vi) the CSDC/Manager Reserve Agreement, (vii) those portions of the Manager Advance Agreement that obligate Borrower with respect to repayment of any amount advanced by Manager or Sonesta under the Additional Guaranty, and (viii) any and all documents, instruments and agreements executed and delivered in connection with the foregoing.

             (ss) "Manager Collateral" shall mean all of the Collateral described in each of the Manager Collateral Documents and the Additional Manager Collateral Documents and where applicable the proceeds of insurance or escrow accounts covering such Collateral.

             (tt) "Manager Collateral Documents" shall mean, collectively, (i) that certain junior and subordinate Manager Mortgage, (ii) that certain Collateral Mortgage Note by Borrower in the amount of $8,000,000.00 payable to Bearer on demand paraphed for identification with the Manager Mortgage, (iii) that certain junior and subordinate Collateral Assignment of Leases and Rents,
(iv) that certain junior Security Agreement (Possessory Collateral) by Borrower in favor of Manager, (v) that certain junior Commercial Security

Agreement by Borrower to Manager, (vi) those certain UCC-1 Financing Statements relating to the above by Borrower to Manager, and all other documents or instruments through which collateral is provided to Manager for certain of the Manager Indebtedness (expressly excluding the Manager Advance).

             (uu) "Manager Indebtedness" shall mean all debts, liabilities and obligations of Borrower to Manager under the Manager Agreements including, but not limited to, that reflected on one or more of the grid notes executed by Borrower in favor of Manager, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, or due or to become due and the Manager Advance.

             (vv) "Manager Mortgage" shall mean that certain mortgage dated September 15, 1993 by 800 Canal Street Limited Partnership on the Hotel leasehold and other collateral related thereto in favor of Manager as security for the repayment of any sums advanced under the Manager Guaranty, the Additional Guaranty, and amounts advanced pursuant to or payable to Manager under the CSDC/Manager Reserve Agreement, up to the amount of the Maximum Secured Manager Indebtedness, which Manager Mortgage shall not be used to secure the Manager Advance or any obligation other than those obligations described in the Manager Collateral Documents, and which Manager Mortgage shall be cancelled when, after the time the FNBC Loan, as defined in the Obligor Loan Agreement, is paid in full and all amounts secured by such Mortgage have been paid in full.

             (ww) "Manager Non-Disturbance Agreement" shall mean that certain non-disturbance and attornment agreement between Bank and Manager wherein Bank agrees to recognize the Management Agreement and allow Manager to perform its obligations and derive the benefits under the Management Agreement, should Bank succeed to the interest of Borrower thereunder, and the amendment and supplement thereto executed this day.

             (xx) "Maximum Secured Manager Indebtedness" shall mean the maximum amount secured at any time by the Manager Collateral Documents, and shall include only the sum of (i) the total amount of payments which Manager or Sonesta is required to make under the Manager Guaranty and the Additional Sonesta Guaranty (collectively, the "Guaranty Obligations"), plus (ii) the amount of supplemental base fee payable to Manager pursuant to the

CSDC/Manager Reserve Agreement (the "Supplemental Base Fee"), the form of which is annexed to the Management Agreement as exhibit 1.11, plus (iii) all interest, costs and other fees due to Manager and/or Sonesta by Borrower under the Manager Agreements (other than fees, default interest, costs or penalties incurred or accrued as a result of Manager's failure to perform under the Sonesta Guaranty or the Additional Sonesta Guaranty). By way of example, if the maximum amount of payments paid to FNBC under the Sonesta Guaranty and the Additional Sonesta Guaranty totals $5,000,000, then the maximum amount secured shall be $5,000,000 plus the Supplemental Base Fee and all interest, costs and other fees then due to the Manager and/or Sonesta by Borrower under the Manager Agreements (other than fees, default interests, costs or penalties incurred or accrued as the result of Manager's failure to perform under the Sonesta Guaranty or the Additional Sonesta Guaranty). The limitations set forth herein shall not apply to any amounts due by Borrower to Manager under the Manager Advance, which is separately secured by the Additional Manager Collateral Documents and which is not secured by the Manager Collateral Documents.

             (yy) "Operating Reserves" shall mean, and include both the Management Operating Reserve in the amount of $500,000.00 and the CSDC Debt Reserve in the amount of $500,000.00. Both of the reserves comprising the Operating Reserves have been funded out of the CSDC Loan and deposited into accounts maintained with Bank for application in accordance with Section 2.4 hereof and the Management Agreement for payment of Expenses, the Bank Indebtedness and CSDC Loan Indebtedness.

             (zz) "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

             (aaa) "Principal Reduction Payment" shall mean the payment of $1,500,000.00 in reduction of the principal amount outstanding under the Bank Indebtedness in accordance with the terms of the Loan Agreement.


             (bbb) "Proceeding" shall have the meaning provided in Section 3.4 hereof.

             (ccc) "Project" shall mean the construction, renovation and erection of improvements for development of the former D. H. Holmes department store located in Square

67, Second Municipal District, New Orleans, Louisiana, as a hotel facility and related commercial space including the incorporation of the Corner Lot Lease and the Hotel Parking Lease all in accordance with the Plans and Specifications and the Additional Plans and Specifications.

             (ddd) "Property" shall mean all types of immovable, movable or mixed property and all types of corporeal or incorporeal property.

             (eee) "Requirement of Law" shall mean as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court of other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

             (fff) "Secured Manager Indebtedness" shall mean the amount of indebtedness owed to Manager by Borrower and which is secured by the Manager Collateral Documents and the Additional Manager Collateral Documents.

             (ggg) "Servitude" shall mean that certain Servitude of Right of Use dated as of September 15, 1993, entered into by HRI with CSDC and assigned by HRI to Borrower.

             (hhh) "Garage Lease" shall mean the sublease between CSDC and Borrower for the entire Garage, executed the same day hereof which is intended to be implemented, in some circumstances, in place of the Hotel Parking Lease.

                                   ARTICLE II.
                               PAYMENT PRIORITIES

         2.1 Payments to Bank. Borrower shall first make all payments due and owing under the Bank Agreements for scheduled monthly installments of principal and interest of the Bank Indebtedness and payment of all other Bank Indebtedness then due and owing to Bank in accordance with the Loan Agreement. The funds in the Operating Reserves shall be held by Bank as security for the Bank Indebtedness pursuant to the terms of the Loan Agreement. Should insufficient Gross Revenues be available to pay all Expenses and sums due under the Bank Agreements (other than the Manager Guaranty), Manager shall have the right to use the funds in the Management Operating Reserve to make payments of regular monthly payments due under the Term Note, the Additional Construction Note, the Additional Term Note, and the payment of Expenses. Notwithstanding anything herein to the contrary, should Bank determine that the Principal Reduction Payment may be eliminated from the Loan Agreement, or that payments toward the Principal Reduction Payment may be decreased, then conditioned upon the approval of CSDC and Sonesta, this Agreement may be amended as necessary, solely to eliminate or modify any provisions regarding the distribution of Adjusted Gross Operating Profit resulting from the elimination, reduction, or modification of the Principal Reduction Payment.

         2.2 Payment Subordination.

             (a) Notwithstanding the provisions of any other document or agreement to the contrary, as long as no Event of Default has occurred and is continuing, following payment of (1) equipment lease costs as set forth in the Management Agreement, (2) Landlord Administrative Expenses pursuant to the Hotel Lease, and rent payable under the Salmen and Corner Lot Leases, and (3) payment to Bank of scheduled monthly installments of principal and interest of the Bank Indebtedness and payment of all other Bank Indebtedness then due, Borrower shall make payments from Adjusted Gross Operating Profit to be applied in the following priority:

                 (i) to CSDC in satisfaction of scheduled monthly installments of principal and interest on CSDC Loan Indebtedness;

                 (ii) to CSDC in satisfaction of the current Fixed Rent, Percentage Rent, Additional Rent, and Air Rights Rent, as defined in the Hotel Lease, due under the Hotel Lease;

                 (iii)   to current Base Commercial Rent Participation;

                 (iv)    repayment of scheduled installments of the Manager
                         Advance;

                 (v)     to Bank in satisfaction of the Principal Reduction
                         Payment;

                 (vi) to CSDC in satisfaction of deferred amounts of CSDC Loan Indebtedness debt service, including interest;

                 (vii) to CSDC in satisfaction of deferred amounts of Fixed Rent and Base Commercial Rent Participation plus interest, if any, due under the Hotel Lease;

                 (viii) to Manager for amounts owed to Manager under the CSDC/Manager Reserve Agreement. This payment shall only be made to the extent that the CSDC/Manager Reserve has not been previously released unto the Manager;

                 (ix) to repayment of the Sonesta Loan, as defined in the Management Agreement;

                 (x) to repayment of Project Expense Loans made to fund Hotel Project shortfalls (as such term is defined and as used herein Project Expense Loans shall mean documented loans made to Borrower by its general or limited partners to fund Landlord Administrative Expenses, rent under the Salmen and Corner Lot Leases, Rent under the Hotel Lease and debt service on the CSDC Loan Indebtedness in the event that sufficient revenues were not available from Hotel operations to pay such expenses at the time the loans were incurred, as defined in the 800 Canal Street Limited Partnership Agreement in effect as of the Signing Date hereof);

                 (xi) to payment to the Manager of its Incentive Fee and then any Deferred Incentive Fee (as such terms are defined in the Management Agreement) and as provided under the Management Agreement;

                 (xii)   to Manager equal to Base Fees deferred pursuant to
                         Section 8.4 of the Management Agreement, together with applicable interest thereon;

                 (xiii)  to payment of Revenue Sharing Rental to Landlord;

                 (xiv) to distribution to the 800 Canal Street Limited Partnership. Provided, however, any and all distributions which would go to the General Partner of the Partnership or Historic Restoration, Incorporated hereunder are subject to payment to Landlord in the event that any funds are owed to Landlord pursuant to
                         (i) the

                         Apartment Lease, (ii) any financial guarantee by HRI to Landlord, or (iii) any other document which provides for the payment of HRI's net interest or proceeds from the Hotel Project to cover other monetary obligations owed to Landlord;

                 (xv) to Manager in satisfaction of remaining payments due to Manager under the Management Agreement; and

                 (xvi)   the remainder to Borrower.

                 (xvii) The payment of Carrying Costs Rent, as defined in the Hotel Lease, to the extent it exceeds rent due under the Salmen and Corner Lot Leases and Expenses included under the Management Agreement, shall be paid by Borrower out of its own funds and not Adjusted Gross Operating Profit.

             (b) The parties hereby acknowledge that the provisions of Subsection 2.2(a) above apply to the distribution of Adjusted Gross Operating Profit produced by the Hotel and, in some instances, the Commercial Space. The provisions set forth hereafter shall apply solely to funds received and expenses incurred in connection with the Garage under the Garage Lease and shall terminate upon payment in full of the Garage Improvement Loan, as defined in the Amended Loan Agreement between Borrower and Bank.

             (c) Notwithstanding the provisions of any other document or agreement to the contrary, as long as no Event of Default has occurred and is continuing the parties hereto hereby agree that all revenue produced from the operation of the Garage pursuant to the Garage Lease shall be used first to pay operating expenses incurred in connection with the operation of the Garage, and then to pay Fixed Minimum Rent, pursuant to the provisions of Section 4 of the Garage Lease; thereafter all excess revenues shall be delivered to Bank in payment of all principal, interest and other fees owed in connection with the Garage Improvement Loan, but only to the extent that the Garage Improvement Loan is used by Borrower to construct the Tenant Improvements. CSDC hereby specifically acknowledges that (i) it has agreed under the provisions of the Garage Lease to forego receipt of Percentage Rent under the Garage Lease until Borrower has received reimbursement for its expenses incurred in constructing the Tenant

Improvements, as defined under the Garage Lease, and (ii) Borrower is entitled to withdraw funds out of the Capital Improvement Fund necessary to recapture its expenses incurred on the Tenant Improvements, with such funds removed from the Capital Improvement Fund being delivered to Bank in payment of all sums due in connection with the Garage Improvement Loan.

             The provisions of this Section are not intended to expand or in any way increase the rights of Borrower as Tenant under the Garage Lease, but rather are intended to acknowledge the rights of Tenant to forego making Percentage Rent payments and contributions to the Capital Improvement Fund and, in turn to use those funds in payment of the Garage Improvement Loan.



      2.3 Payment Upon Event of Default.

             (a) Notwithstanding the provisions of any other document or agreement to the contrary, upon the occurrence of an Event of Default (or a Default) under the Bank Agreements, the occurrence of which shall be conclusively established by Bank giving written notice thereof, if required herein, to Manager, CSDC and Borrower, which has not been cured in accordance with the provisions hereinafter which allow such, all of the Bank Indebtedness shall first be paid in full before any payment of any of the Manager Indebtedness or the CSDC Lease Indebtedness and CSDC Loan Indebtedness (except for payment directed by Bank in satisfaction of Landlord Administrative Expenses and/or Carrying Costs Rent, as defined in the Hotel Lease). Until the Bank Indebtedness has been paid in full:

                 (i) any payment, instrument, debenture or security received by CSDC or Manager in respect of the CSDC Indebtedness or the Manager Indebtedness, other than the Deferred Rent Note by Borrower to CSDC (a copy of which is annexed to the Hotel Lease as Exhibit 13) and those funds held in the CSDC/Manager Reserve, the Garage Reserve or the City Reserve, as defined in the Obligor Loan Agreement, in which Bank has no lien rights, shall be held in trust by recipient thereof for the benefit of Bank and shall be forthwith turned over by them to Bank (except as may otherwise be required by HUD pursuant to their rights granted in connection with their loan to the City of New Orleans which was in turn advanced to CSDC and now represents the CSDC
                         Loan);

                 (ii) CSDC and Manager shall perform any action and execute any documents relating to any proceeding filed in connection with, prior or subsequent to an Event of Default or Default that Bank requests that it perform or execute to implement this Agreement which is consistent with the terms of this Agreement; and

                 (iii) notwithstanding the above, Manager, so long as it continues to manage the Hotel under the Management Agreement, may pay all fees and Expenses provided for under the Management Agreement.

             (b) Following the payment of all of the Bank Indebtedness and other amounts as set forth in subparagraph (a) above, any remaining payments with respect to the Manager Indebtedness and the CSDC Lease Indebtedness and CSDC Loan Indebtedness shall be made in accordance with the priority established in
Section 2.2.

      2.4 Use of Reserves.

             (a) Operating Reserves. The Operating Reserves are composed of the CSDC Debt Reserve and the Management Operating Reserves. These Operating Reserves were established at the commencement of the Term Loan, as defined in the Loan Agreement, with $1,000,000 from the CSDC Loan. To establish the reserves, $500,000 was deposited into each of two accounts with Bank: the CSDC Reserve Account and the Management Reserve Account (collectively, the "Operating Reserve Accounts"). The Operating Reserve Accounts shall be interest bearing accounts with said interest to be credited to the account of Borrower. Funds in the Operating Reserve Accounts shall be held by Bank as security for the Bank Indebtedness pursuant to the terms of the Commercial Security Agreement as set forth in Section 3.1(b) of the Loan Agreement. So long as no Event of Default exists, funds in the CSDC Debt Reserve may be used by Manager to pay current payments (i.e., not deferred payments) due under the CSDC Loan Indebtedness upon written notice to CSDC and Bank, in the event that the Hotel does not generate sufficient cash flow to pay all current debt service, including principal and interest owed to CSDC. Said notice to CSDC and Bank shall contain a representation that sufficient funds were not available to make the payments due on the CSDC Loan and be supported by documents deemed sufficient by Manager establishing the need for the use of the CSDC Debt Reserve. The Management Operating Reserve shall be used in accordance with the provisions of Section 2.1 hereinabove and the Management Agreement. Upon the occurrence of an Event of Default, all sums which remain in the Operating Reserve Accounts shall be held by Bank solely as security for the Bank Indebtedness and may be applied by Bank to its Indebtedness. Except for the authority of Manager to make disbursements from the Operating Reserves in accordance with the provisions hereinabove and in addition to the provisions of the Management Agreement, no third party shall have any claim to the funds or a security interest therein other than Bank. Manager may use any funds received under Section 2.2(xiv) above at the end of each year to replenish the Management Operating Reserve.

             (b) Capital Reserve. The Capital Reserve Account shall be established upon the commencement of the operations of the Hotel and maintained and continued in accordance with the terms of the Management Agreement. The funds in this account, if any, shall continue to be the funds of Borrower. Prior to an Event of Default funds in this account may be used solely for the purposes set forth in the Management Agreement. The funds in this account shall be pledged to Bank. Upon the occurrence of an Event of Default, Bank shall be authorized to exercise any and all remedies it has against the account subject to any continuing obligation to maintain the Capital Reserve Account under the terms of the Management Agreement and the Manager Non-Disturbance and Attornment Agreement between Manager and Bank. Funds actually deposited in the Capital Reserve Account may be used, prior to an Event of Default, by Manager to fund its obligations under Section 3.4(a) of the Management Agreement provided Manager shall repay any such withdrawals during any year either from excess Adjusted Gross Operating Profit or from Manager's own funds, in which case such advances will be treated in the same manner as advances under Section 3.4(a) of the Management Agreement are treated. Should the Capital Reserve Account not contain actual funds but be maintained as a book account then any funds which have been credited to the account out of Gross Revenue but which are not available when capital additions and replacements are to be made due to deficiency in Adjusted Gross Operating Profit or which are not available to be delivered to Bank upon the occurrence of an Event of Default shall be provided by Manager out of Manager's own funds and be treated as an advance under Section 3.4(a) of the Management Agreement.

             (c) CSDC/Manager Reserve. Manager and CSDC have agreed to establish the CSDC Manager Reserve in accordance with the terms of the CSDC/Management Reserve Agreement by and between Borrower, CSDC and Manager. Under the terms of said Agreement, two percent (2%) of Gross Revenue is to be deposited into a reserve account which is to be used for payment of the CSDC Lease Obligations and CSDC Loan Obligations. The use of these funds shall be in accordance with the terms of the CSDC/Manager Reserve Agreement.

             (d) Priority of Reserves. The reserves set forth under subsections
(a) through (c) above shall be used in accordance with the order of their listing herein. In other words, funds available under the CSDC Debt Reserve for the payment of CSDC Loan Indebtedness shall be exhausted prior to the use of any funds in the other reserves for such purposes. Funds in the CSDC/Manager Reserve Account shall be used only upon the complete use of all funds in the CSDC Debt Reserve and the Contingency Reserve allocated for such purpose.

             (e) CSDC and Manager hereby recognize that Bank's lien on the Operating Reserves and Capital Reserve accounts are superior to the Junior Liens granted to Manager and CSDC, respectively. Bank, however, acknowledges that it does not have, and shall not obtain, a security interest in the CSDC/Manager Reserve, the "Garage Reserve", or the "City Reserve" as the last two terms are defined in the Obligor Loan Agreement.

                                  ARTICLE III.
                             ENFORCEMENT OF REMEDIES



      3.1      Enforcement of Remedies.

             (a) Except as provided in Section 3.2 below, upon the occurrence of an Event of Default under their respective Creditor Agreements, unless the prior written consent of Bank is obtained, neither CSDC nor Manager shall exercise or enforce any rights or remedies under their respective Collateral Documents, or otherwise with respect to the Liens on any Collateral or under their applicable Creditor Agreements, applicable law or otherwise against Borrower, including, without limitation, the delivery of any default notice to Borrower and the acceleration of any of the obligations comprising the Indebtedness held by CSDC or Manager. CSDC and

Manager agree that this limitation on their exercise of their remedies under their respective Collateral Documents shall commence on the date hereof and expire upon the earlier of (i) the date the Bank's Indebtedness is paid in full, and (ii) six (6) months after the original maturity date of the Term Note, as defined in the Loan Agreement. Provided, however, said period shall be extended to prohibit any exercise of remedies by CSDC or Manager during any period in which Bank is exercising its remedies under the Bank Collateral Documents.

             (b) Except as specifically provided in the Hotel Lease, it is hereby understood and agreed that CSDC shall not exercise any rights or remedies to terminate, cancel or evict Borrower on account of any default by Borrower under the CSDC Lease Documents. Nevertheless, except as provided otherwise in the FNBC/CSDC Estoppel, CSDC may take the following actions authorized under the Hotel Lease in accordance with and subject to the terms of the Hotel Lease: (i) CSDC's right to declare a default under the Hotel Lease by virtue of the Lessee's failure to pay any Landlord Administrative Expenses or Carrying Costs Rent, as defined in the Hotel Lease; (ii) CSDC's authority to invoke its "Protection Right" under Section 41 of the Hotel Lease; and (iii) cure any default under the Bank Agreements as set forth in Section 20.G(3) of the Hotel Lease.

             (c) Nothing in this Section 3.1 shall be construed to limit or restrict the ability or right of Bank to enforce any and all rights and remedies granted to Bank in any one or more of the Bank Agreements. CSDC, Manager and Borrower expressly acknowledge and agree that notwithstanding the limitations and restrictions contained herein on their respective rights and remedies, no such limitation or restriction applies to Bank or the Bank Agreements, and Bank, in its sole and absolute discretion, except as specified hereinbelow, may enforce the rights and remedies granted therein in accordance therewith, without prior notice to or consent by CSDC or Manager and without any obligation to pursue in any priority the Bank Collateral, if at all. Notice of an Event of Default under a Bank Agreement shall be provided as follows:

                 (i) Bank shall provide Manager with the same notice of default, if any, under the Bank Agreements and the same time period to cure, if any, if the default can be cured by Manager, which Borrower is to receive under the Bank Agreements;

                 (ii) Bank shall provide CSDC with the notice and right to cure set forth in Section 20.G(3)(e) of the Hotel Lease.

             (d) The parties hereto recognize that various entities have been granted rights to cure defaults arising under certain documents including, but not limited to, the Mercier Garage Ground Lease, the Hotel Parking Lease, the Garage Lease, the Corner Lot Lease, and the Salmen Lease, as such terms are defined herein or in the Hotel Lease (the "Project Leases"). Without establishing a priority for the right to cure, the parties recognize that any of the beneficiaries (the "Benefitted Parties") of the Estoppels, as defined in the Loan Agreement, executed by the parties to these Project Leases in favor of Bank, Manager and/or CSDC shall have the right to take action to cure a default under any Project Lease so long as any benefits which are produced by such curative action does not prejudice the rights of any other Benefitted Party to the rights and benefits of the Project Lease; i.e. should a Benefitted Party cure a default under any of the Project Leases the benefits which are preserved thereby shall inure to the benefit of all Benefitted Parties (Bank, Manager or CSDC). The party curing any default shall be entitled to be reimbursed by the defaulting party as well as by the secured creditor who succeeds to the interest of the defaulting party after an exercise of its remedies under its Collateral Documents.

         3.2 Action by Junior Lienholder. Notwithstanding the provisions of subsection 3.1(a) above, Bank hereby agrees that should an event of default exist under the Manager Collateral Documents, the Additional Manager Collateral Documents, or the CSDC Collateral Documents due to either Borrower's bankruptcy (which cannot be cured by Manager's compliance with the General Partner Substitution Agreement among HRI, Chevron, Sonesta and Contractor) or the failure of Chevron to make payments when due under any of the Chevron Notes ("Actionable Defaults") then Manager or CSDC may enforce the remedies under their respective Collateral Documents subject to the rights of Bank, if Bank does not elect to pursue its remedies under its Collateral Documents within 30 days from the occurrence of the Actionable Defaults, or in the case of a bankruptcy by Borrower whatever other period Bank may be required by law to wait before exercising its security rights. Should Bank elect to pursue all of its remedies then Manager and CSDC, provided Bank is diligently pursuing its remedies, shall not take any action against the Collateral until the Bank's Indebtedness is paid off. If Bank elects to only pursue a portion of the Collateral, Manager and CSDC shall have the right to exercise their respective remedies against that portion of the Collateral not sought by Bank, but subject to any lien in favor of Bank therein.

         3.3 Additional Liens. Neither CSDC or Manager shall obtain a Lien on any Property of Borrower, other than (i) Liens granted to each respective lender on the Collateral granted pursuant to the terms of the applicable Collateral Documents, and (ii) Liens granted on the Apartment Lease or the Apartment Parking Lease, as those terms are defined in the Hotel Lease. Should CSDC or Manager obtain an additional Lien on any Property of Borrower contrary to the above provision, said Lien shall be deemed to have been taken by CSDC or Manager, as the case may be, as agent for Bank and shall benefit Bank as if it had been granted directly to it and any proceeds received by CSDC or Manager therefrom shall first be used and applied to the repayment of the Bank Indebtedness. No document which creates such a Lien, however, can create any obligations on the part of Bank without the specific assumption of same by Bank.

             Borrower shall also be considered a beneficiary of the Manager Guaranty and the Additional Guaranty to the limited extent of (1) Manager's agreement to guarantee the scheduled amortized payments under the Term Note, as provided in the Manager Guaranty and the Additional Term Note, as provided in the Additional Guaranty, and (2) providing to Borrower the right to declare a default under the Management Agreement if Manager or Sonesta has not made the payment demanded by the Bank under the Manager Guaranty or the Additional Guaranty within three days after the effective date of notice to Manager or Sonesta of a default on the Indebtedness as defined in the Manager Guaranty and the Additional Guaranty. The beneficial interest intended to be granted to Borrower hereby does not extend to or include providing Borrower any right or advantage not specifically set forth in this paragraph, including the right to seek and recover any damages for losses that Borrower may sustain as a result of Manager or Sonesta's performance or failure to perform under the Manager Guaranty or the Additional Guaranty. In connection therewith, Borrower hereby waives the right to seek and recover any damages, including any consequential, compensatory or incidental damages, from Manager or Sonesta in connection with the Manager Guaranty or the Additional Guaranty, recognizing that the right to recover damages under such agreement solely reposes in the Bank.

             Borrower may not take any action under either Guaranty without the prior written consent of Bank.

         3.4 Parties' Intent. The parties hereby intend that the provisions of this Agreement shall be enforceable during any event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to Borrower, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Borrower, whether or not involving insolvency or bankruptcy proceedings (a "Proceeding").

                                   ARTICLE IV.
                        LIEN PRIORITIES AND SUBORDINATION

         4.1 Lien Priorities. Notwithstanding the date, manner or order of perfection of the Liens granted Bank and the Liens granted to CSDC and Manager, and notwithstanding any provisions of the Uniform Commercial Code in effect in the State of Louisiana or the Commonwealth of Massachusetts, or any applicable law or decision, or any provision of the Creditor Agreements, or whether either Bank, CSDC or Manager holds possession of all or any part of the Collateral, the following, as between Bank, CSDC and Manager, shall be the relative priority of the Liens of Bank and the Liens of CSDC and Manager in the Collateral:

             (a) Bank shall have a first and prior Lien in and on the Collateral to secure the Bank Indebtedness. The parties hereto, including, without limitation, Bank, hereby recognize and acknowledge that, notwithstanding the fact that the Bank's Additional Collateral Mortgage is in a principal amount in excess of the Additional Construction Note and/or Additional Term Note, the subordination of the Liens of CSDC and Manager to the Bank's Liens are limited solely to amount of funds advanced under the Additional Construction Note, the Additional Term Note, as defined in the Amended Lease Agreement, together with advances by Bank to preserve its Collateral pursuant to the Bank Collateral Agreements. Bank acknowledges that any advances to Borrower in excess of the Additional Construction Note or Additional Term Note, together with advances by Bank to preserve its Collateral pursuant to the Bank Collateral Documents, shall only be secured by the Additional Collateral Mortgage in accordance with the terms of the Collateral Pledge and Security Agreement, and, otherwise, shall be subordinate to the Liens of CSDC and Manager unless their consent and further subordination agreement is obtained. Notwithstanding the foregoing, amounts advanced to Borrower by Manager under the Management Agreement shall not be subordinate to the portion of the Additional Collateral Mortgage that exceeds the additional $1,500,000 as the same may be paid down, together with interest, costs and other sums advanced by Bank under the Bank Collateral Documents;

             (b) Manager shall have a second and subordinate Lien therein to secure the Manager Indebtedness (other than that portion which represents the Manager Advance) which shall remain superior to the CSDC Lien until the Manager Mortgage is paid in full and cancelled;

             (c) CSDC shall have a third and subordinate Lien therein to secure the CSDC Loan Indebtedness subordinate to the Lien created by the Bank Collateral Documents and the Manager Collateral Documents but shall be superior to the Additional Manager Collateral Documents which secure the Manager Advance; and

             (d) Manager shall have a fourth and subordinate Lien to secure the Manager Advance which shall remain subordinate to the Bank Indebtedness, the Manager Indebtedness secured by the Manager Mortgage described in subparagraph
(b) above, and the CSDC Indebtedness.

         4.2 Subordination of Hotel Lease.

             (a) The CSDC Lease Documents and all rights and privileges granted thereunder to CSDC shall be subordinate to the Bank Collateral Documents and the Liens granted to Bank therein.

             (b) CSDC acknowledges that it has executed in favor of Bank the Amended and Restated Bank/CSDC Estoppel which sets forth certain changes in the Hotel Lease in the event Bank succeeds to the interest of Borrower thereunder. Likewise, CSDC further acknowledges that Bank and Manager have executed a letter of consent which sets forth certain changes in the Management Agreement in the event that Bank succeeds to the position of Borrower thereunder (the "Manager Consent").

             (c) Bank acknowledges that Manager has executed the CSDC/ Manager Reserve Agreement and agrees that so long as Borrower retains ownership of the Hotel Lease that it will not interfere or contest the provisions thereof. However, the parties hereto hereby agree that should: (x) Bank execute its rights under its Collateral Documents and thereby bring about the cancellation of the CSDC Collateral Documents then
(i) any existing collateral which is granted solely to CSDC for its Loan Indebtedness, i.e., the CSDC/Manager Reserve, may be applied by CSDC to its outstanding indebtedness; (ii) all obligations to maintain any security for the CSDC Loan Indebtedness thereafter shall be terminated other than reserves which are funded by proceeds from sources other than the Hotel or the Manager, i.e., Garage Revenues; and (iii) Bank shall have no obligation to reimburse Manager for funds delivered to CSDC from the CSDC/Manager Reserve which are reimbursable by Borrower under the CSDC/Manager Reserve Agreement; or (y) a default occur under the Bank Indebtedness which brings about Rental Subordination under the Hotel Lease then all funds which are held or generated as security for payment of the CSDC Lease Indebtedness shall be payable to Bank under the terms of
Section 20 of the Hotel Lease until the FNBC Loan, as defined in the Hotel Lease, is paid.

             Bank further acknowledges that should it accept a dation en paiement from Borrower that such will have no effect on the validity of the Manager or CSDC Collateral Documents.

             (d) CSDC further agrees that in the event Bank becomes the owner of the Project that any restrictions on the ability of Manager to modify, extend or amend the Management Agreement without CSDC's consent shall be inapplicable and unenforceable so long as Bank remains the Owner/Lessee of the Project. Bank acknowledges, however, that it has obligations under the Bank/CSDC Estoppel, however, which will require CSDC's consent to certain changes in the operation of the Hotel under certain circumstances.

         4.3 Subordination.

             (a) (i) Subject to the qualification set forth above in Section 4.1(a), Manager and Sonesta do hereby expressly subordinate and make second, junior and inferior any and all Liens of Manager or Sonesta in or on the Collateral under, pursuant to or by virtue of the Manager Collateral Documents and the Additional Manager Collateral Documents to all Liens of Bank in or on the same Collateral under, pursuant to or by virtue of the Bank Collateral Documents and Manager and Sonesta agree that all Liens of Bank on the same Collateral held by Manager shall be unconditionally first, prior and superior to any and all Liens of Manager under, pursuant to or by virtue of the Manager Collateral Documents and the Additional Manager Collateral Documents.

             (ii) Manager, Sonesta, or their successors or assigns or any other legal holder of the Manager Indebtedness shall not acquire by subrogation, contract or otherwise any Lien upon or other estate, right or interest in any Property of Borrower (including but not limited to any which may arise in respect to real estate taxes, assessments or other governmental charges) which is or may be prior in right to the Liens granted in favor of Bank.

         (b) (i) Subject to the qualifications set forth above in Section 4.1(a), CSDC does hereby expressly subordinate and make junior and inferior (x) any and all Liens of CSDC in or on the Collateral under, pursuant to or by virtue of the CSDC Collateral Documents, and (y) except as specifically provided in the Hotel Lease to the contrary, all rights and privileges of CSDC under, pursuant to or by virtue of the CSDC Lease Documents, to all Liens of Bank in or on the same Collateral under, pursuant to or by virtue of the Bank Collateral Documents and CSDC agrees that all Liens of Bank on the same collateral held by CSDC shall be unconditionally first, prior and superior to any and all Liens of CSDC under, pursuant to or by virtue of the CSDC Collateral Documents and those under the CSDC Lease Documents.

             (ii) CSDC, its successors or assigns or any other legal holder of the CSDC Lease Indebtedness and CSDC Loan Indebtedness shall not acquire by subrogation, contract or otherwise any Lien upon or other estate, right or interest in any Property of Borrower (including but not limited to any which may arise in respect to real estate taxes, assessments or other governmental charges) which is or may be prior in right to the Liens granted to Bank.

         (c) (i) CSDC does hereby expressly subordinate and make junior and inferior, but only to the extent of the Maximum Secured Manager Indebtedness, any and all Liens in or on the Collateral of CSDC under, pursuant to or by virtue of the CSDC Collateral Documents to all Liens of Manager in or on the Collateral under, pursuant to or by virtue of the Manager Collateral Documents and CSDC agrees that all Liens of Manager represented by the Manager Collateral Documents shall be unconditionally prior and superior to any and all Liens of CSDC under, pursuant to or by virtue of the CSDC Collateral Documents but not in excess of the Maximum Secured Manager Indebtedness.

             (ii) CSDC, its successors or assigns or any other legal holder of the CSDC Lease Indebtedness and CSDC Loan Indebtedness shall not acquire by subrogation, contract or otherwise any Lien upon or other estate, right or interest in any Property of Borrower (including but not limited to any which may arise in respect to real estate taxes, assessments or other governmental charges) which is or may be prior in right to the Liens granted in favor of Manager as security for the Manager Indebtedness (other than the Manager Advance) except to the extent CSDC acquires rights of Bank under the Bank Collateral Documents.

         (d) (i) Manager does hereby expressly subordinate and make junior and inferior, any and all Liens in or on the Collateral of Manager, under, pursuant to, or by virtue of the Additional Manager Collateral Documents to all Liens of CSDC in or on the Collateral under, pursuant to or by virtue of the CSDC Collateral Documents and Manager agrees that all liens of CSDC represented by the CSDC Collateral Documents shall be unconditionally prior and superior to any and all Liens of Manager under, pursuant to, or by virtue of the Additional Manager Collateral Documents.

             (ii) With respect to the Manager Advance, Manager, its successors or assigns, or any other legal holder of the Manager Advance shall not acquire by subrogation, contract or otherwise any Lien upon or other estate, right or interest in any Property of Borrower (including, but not limited to, any which may arise in respect to real estate taxes, assessments or other governmental charges) which is or may be prior in right to the Liens granted in favor of CSDC.

         4.4 Distribution of Proceeds of Collateral. All Disposition Proceeds shall be distributed in accordance with the following procedure:

                 (i) FIRST, to payment of all costs, fees, expenses and indemnities incurred by Bank pursuant to this Agreement or any of the Bank Collateral Documents;

                 (ii) SECOND, to the payment in full of the secured portion of Bank Indebtedness;

                 (iii) THIRD, to discharge, to the extent required by the Manager Agreements, the Secured Manager Indebtedness other than the Manager Advance;

                 (iv) FOURTH, to discharge, all debt and other obligations owed to CSDC, including all amounts of principal and interest then outstanding and secured by the CSDC Collateral Documents, together with any deferred debt service, interest thereupon, and prepayment penalty or its equivalent and CSDC Lease Indebtedness;

                 (v) FIFTH, to payment in full of the Manager Advance and any sums owed under the Additional Manager Collateral Documents; and

                 (vi)    SIXTH, the remainder to Borrower.

             Until such time as the Bank Indebtedness is paid in full, any Disposition Proceeds received by CSDC, Manager or Borrower shall be held in trust for Bank and upon demand by Bank, said amounts shall be disgorged and shall be promptly distributed to Bank and for application against the Bank Indebtedness, except as otherwise expressly provided herein.

         4.5 Distribution of Property.

             (a) Upon any distribution of the Property of Borrower in connection with any Proceeding (whether in a Proceeding or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of Borrower or otherwise), Bank (subject to Manager's right to pay sums which are provided for under the Management Agreement) shall first be entitled to receive payment in full of all secured Bank Indebtedness before either Manager or CSDC shall be entitled to receive any payment in respect of the Manager Indebtedness or CSDC Lease Indebtedness and CSDC Loan Indebtedness (except for payments directed by Bank in satisfaction of Landlord Administration Expenses, as defined in the Hotel Lease and/or Carrying Costs Rent, as defined in the Hotel Lease charges). Upon any such dissolution, winding up, liquidation or reorganization, any payment or distribution of the Property of Borrower of any kind or character, whether in cash, property or securities, to which either Manager or CSDC would be entitled except for the superior claim thereto by Bank under the Bank Collateral Documents (including any such payment or distribution which may be payable or deliverable by virtue of the provisions of any security documents which are subordinated as junior in right of payment to the Manager or CSDC Lease and Loan Indebtedness) shall be made directly to Bank by the liquidating trustee or agent or other persons making such payment or distribution (whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise) (a "Paying Party"), or if received by Manager or CSDC, by Manager or CSDC to Bank, to the extent necessary to pay in full the Bank Indebtedness remaining unpaid. Manager and/or CSDC hereby authorizes and directs each Paying Party to pay over to Bank upon demand by Bank, all such payments or distributions upon receipt from Bank of a statement setting forth the status or balance of the Bank Indebtedness, and without further notice to or consent of either Manager or CSDC, provided, however, that Manager and CSDC shall be entitled to receive notice of the amount claimed by the Bank in the statement and the amount, if any, which is to be paid by the Paying Party from any amounts which would otherwise belong to CSDC. In furtherance of the foregoing, but not by way of limitation thereof, in the event Borrower is subject to any Proceeding, with the result that Borrower is excused from the obligation to pay all or part of the interest otherwise payable in respect of the Bank Indebtedness during the period subsequent to the commencement of any such Proceeding, Manager and CSDC agree that all or such part of such interest, as the case may be, shall be payable out of, and to that extent diminish and be at the expense of, reorganization dividends or distributions in respect of the Manager Indebtedness and/or the CSDC Lease Indebtedness and CSDC Loan Indebtedness.

             (b) In the event any payment or distribution of the Property of Borrower of any kind or character, whether in cash, property or securities, and whether or not pursuant to any Proceeding, not permitted by or in accordance with the provisions of this Agreement shall be received by Manager or CSDC, such payment or distribution to Manager or CSDC shall not be commingled with other funds and shall be held in trust for the benefit of, and, if properly the property of Bank hereunder, shall be paid over or delivered to Bank in precisely the form received (except for the endorsement or assignment of Manager or CSDC where necessary). Nothing herein, prior to an Event of Default under the Bank Agreements, shall affect or limit the rights of Manager to the Operating or Capital Reserves required by this Agreement and the Management Agreement.

         4.6 Actions by Bank. Except as provided in the Bank/CSDC Estoppel, the Manager Guaranty and the Additional Guaranty, Bank may, at any time and from time to time, without the consent of or notice to either Manager or CSDC and without impairing or releasing the obligations of either Manager or CSDC under this Agreement: (i) exercise or refrain from exercising any rights against Borrower, Guarantors and/or; (ii) apply any sums by whomsoever paid or however realized to the Bank Indebtedness; (iii) upon notice to CSDC, sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property whatsoever and by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Bank Indebtedness; (iv) with notice to CSDC, who may comment thereon but have no right to consent thereto, release any guarantor and/or anyone liable in any manner for the payment or collection of the Bank Indebtedness; and (v) settle or compromise all or any part of the Bank Indebtedness, and subordinate the payment of any part of the Bank Indebtedness to the payment of any other indebtedness (including any other part of the Bank Indebtedness). No invalidity, irregularity or unenforceability of all or any part of the Bank Indebtedness or of any of the Liens securing the same shall affect, impair or be a defense to this Agreement, which provision shall still be deemed effective for the purposes of this Agreement.

         4.7 Foreclosure. The parties hereto acknowledge that this Agreement and certain of the various Collateral Documents contain provisions for the proposed distribution of cash flow from time to time and the distribution of proceeds from a sale or refinancing (the "Distribution Provisions"). The parties further acknowledge that these provisions are based upon an assumption that no default exists under any of the Collateral Documents and that the proceeds are the result of a voluntary sale or refinancing. To the extent that these Distribution Provisions are inconsistent with the rights against the collateral (including cash flow) under the Collateral Documents upon an event of default, as set forth in Section 4.4 of this Intercreditor Agreement, the Distribution Provisions shall be disregarded and distribution shall be made in a manner consistent with the provisions of Section 4.4 above. By way of example, only, should a default occur under the Bank Agreements, and Bank accelerate its Bank Indebtedness no further payments shall be made to any junior creditor or Borrower and payments due under the Hotel Lease shall be governed by the provisions of the Hotel Lease and the Bank CSDC Estoppel. Further, Bank acknowledges that nothing in this Section 4.7 is intended to supersede any of the provisions of either the Bank/CSDC Estoppel or the Manager Non-Disturbance Agreement or the Manager Consent. Should any provision hereof be in direct conflict with either the Manager Non-Disturbance Agreement or the Manager Consent, the provisions of those documents shall control and supersede the contrary provisions herein.


                                   ARTICLE V.
                    INDEMNIFICATION AND WAIVER OF SUBROGATION

         5.1 Indemnification.

         In addition to the indemnification and reimbursement obligations of Borrower under the applicable Creditor Agreements, Borrower agrees upon demand to reimburse and indemnify Bank for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Bank in performing, exercising or enforcing any duty, right, power, privilege or remedy under this Agreement or under any of the Bank Agreements or in any way relating to or arising out of this Agreement or under any of the Bank Agreements, including, without limitation, all liabilities, costs and expenses incurred by Bank in connection with any judicial or non-judicial foreclosure sale or other disposition of any of the Collateral or the remediation or containment of Hazardous Materials on or off the Project; provided that (A) Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Bank's willful misconduct and
(B) in the event litigation arises between or among Bank and either of or both of CSDC or Manager concerning the priorities of payment hereunder or the rights and/or obligations of such parties vis-a-vis each other (but not vis-a-vis Borrower), then the party prevailing in such litigation shall be reimbursed by the opposing party for all attorneys' fees and expenses and all other charges, expenses, liabilities and advances incurred by the prevailing party in connection with such litigation, and Borrower shall have no obligation to indemnify Bank for any such amounts. Without limiting the generality of the foregoing, Borrower shall reimburse and indemnify Bank for all fees, expenses and disbursements incurred by the Bank (including, without limitation, the fees and expenses of counsel to Bank, or of consultants, auditors (including in-house auditors, appraisers or other professionals retained by Bank or its counsel) in connection with (i) the preparation, negotiation, execution, delivery, implementation and administration of the Agreement, the Bank Agreements and all other instruments or agreements now or hereafter executed and delivered in connection herewith or therewith, together with any amendments, waivers or consents with respect hereto or thereto, and (ii) the exercise or enforcement of any right, power, privilege or remedy under this Agreement, the Bank Agreements, any other instrument or agreement now or hereafter executed and delivered in connection herewith or therewith, applicable laws or otherwise in respect of the Liens on any Collateral granted to Bank, including, without limitation, all such fees, expenses and disbursements arising from the exercise or enforcement of any such rights, powers, privileges or remedies in connection with any Proceeding or any refinancing or restructuring of the credit arrangements provided under any of the Creditor Agreements, the Collateral Documents and this Agreement in the nature of a "workout". The indemnification obligations of Borrower and any additional indemnity provided to Bank, shall survive the termination of this Agreement. It is understood and agreed that the indemnification obligations of the Borrower set forth herein constitute additional Bank Indebtedness secured by the Bank Collateral Documents other than the Manager Guaranty and the Additional Guaranty.

         5.2 Waiver of Subrogation. Intervening into this Agreement comes the Individual Guarantors and the Corporate Guarantors, as defined in the Loan Agreement, to not only acknowledge and accept the terms contained herein but to waive all rights of subrogation and substitution which any of them may possess by virtue of any payment made to Bank under their Guaranties. Accordingly, any payments made by these Intervenors shall not transfer to them any rights in any of the Bank Agreements including, without limitation, the Bank Collateral Documents.

                                   ARTICLE VI.

         Article VI is hereby deleted in its entirety and replaced with the following provision: CSDC and Manager hereby acknowledge and consent to the release by Bank of the Proceeds of Investor Note #2 to Borrower who shall use said Proceeds to complete the Additional Work. In providing their consent CSDC and Manager further release any security interest held is said Note or the Proceeds thereof.

                                  ARTICLE VII.
                                  MISCELLANEOUS

         7.1 Rights to Cure. Upon the occurrence of an Event of Default under the Hotel Lease, Bank shall have the right but not the obligation to cure as set forth therein. Upon the occurrence of an Event of Default under either the CSDC Loan Agreements or the Manager Agreements, Manager or CSDC, respectively, shall give written notice thereof to Bank who shall have fifteen (15) days from the receipt of such notice to cure any monetary default and thirty (30) days for a non-monetary default. Should the default remain uncured beyond the period allowed for same, Bank may consider said default to be a default under the Bank Agreements as set forth therein, but CSDC or Manager shall still have no rights to enforce their rights under their Collateral Documents without the consent of Bank except as otherwise provided herein. Any sums advanced by Bank to cure defaults under the Hotel Lease or the other Creditor Agreements shall be secured by the Bank's Collateral Documents.

         7.2 Specific Performance. Each party hereto hereby agrees that Bank, CSDC, Manager and Sonesta, shall be authorized to demand specific performance of the provisions set forth in this Agreement in accordance with the terms of this Agreement. Each party hereto hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted by any party hereto against any other party hereto as a bar to the remedy of specific performance of such provisions brought in any action by such party.

         7.3 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. No Person (including Borrower) other than Bank, CSDC, Manager, and Sonesta and their respective successors and assigns shall have any rights under this Agreement. It is acknowledged that Boh Brothers and Broadmoor, parties to the Intercreditor Agreement, have been removed as parties hereto since they no longer have an interest in the Project or any security interest therein due to the completion of the Construction Contract and the Completion Guarantee, as defined therein.

         7.4 Assignments and Participations. CSDC and Manager respectively agree that it shall not transfer or assign its interest in the Indebtedness held by it or any promissory note or other instrument evidencing such Indebtedness, or sell any participation therein, without the consent of Bank which will not be unreasonably withheld or delayed. Provided, however, Manager or Sonesta may assign its Indebtedness without Bank's consent to any institutional lender as part of a financing of its corporate assets, and CSDC may assign its Indebtedness without Bank's consent to the City or HUD so long as any such assignment by Manager, Sonesta or CSDC shall be subject to all of the provisions hereof and all relevant Creditor Agreements.

         7.5 Creditor Agreements.

             (a) Each of CSDC and Manager agree that it shall not, after the date hereof, without the prior written consent of Bank, which shall not be unreasonably withheld or delayed, amend, renew, extend, restate or otherwise modify in any manner their respective Creditor Agreements or the Hotel Lease to which it is a party, except, subject to the limitations of Section 7.15, CSDC may amend the CSDC Loan Agreements as requested by HUD.

             (b) CSDC and Manager hereby acknowledge that no Default or Event of Default under the Creditor Agreements to which it is a party exists as of the date hereof nor has been or will be caused by the execution, delivery and performance of this Agreement, the Creditor Agreements to which it is a party, the Collateral or by the attachment and/or perfection of any Liens granted pursuant to the Collateral Documents.

         7.6 Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and shall be personally delivered or sent by first class mail, certified mail return receipt requested, or overnight mail, or by telex or telegram (no later than 4:00 p.m. at the place of delivery) with confirmation in writing mailed first class, in all cases with postage or charges prepaid, to the applicable party at the address indicated below:

                  In the case of Bank:

                           First National Bank of Commerce
                           201 St. Charles Ave., 28th Floor
                           New Orleans, Louisiana   70170
                           Attention:  Lantz E. Harvey
                           Telecopy No.:  561-1535

                  In the case of CSDC:

                           Canal Street Development Corporation
                           1515 Poydras Street, Suite 1200
                           New Orleans, Louisiana   70112
                           Attention:  Glenn A. Haydel
                           Telecopy No.:  565-8135

                  In the case of  Sonesta:

                           Sonesta International Hotels Corporation
                           200 Clarendon Street
                           Boston, Massachusetts   02116
                           Attn:  Office of the Treasurer
                           Telecopy No.:  (617) 421-5402


                  In the case of Manager:

                           Sonesta Louisiana  Hotels Corporation
                           c/o Sonesta International Hotels Corporation
                           200 Clarendon Street
                           Boston, Massachusetts   02116
                           Attn:   Office of the Treasurer
                           Telecopy No.:  (617) 421-5402

                  In the case of Borrower:

                           800 Canal Street Limited Partnership
                           210 Baronne Street, Suite 1717
                           New Orleans, Louisiana   70112
                           Attention:  Maurice Pres Kabacoff
                           Telecopy No.:  525-3932
or, as to each party, at such other address as shall be designated by such party complying as to delivery with the terms of this Section. Any notice sent pursuant hereto via certified mail return receipt requested, certified fee and normal postage prepaid, shall be deemed to have been received on the earlier of actual receipt thereof, refusal or the third (3rd) day after the postmarked date indicated on the Receipt for Certified Mail (PS Form 3800, June 1985, or any successor form). Except as otherwise expressly provided herein, all notices, requests, demands and other communications hereunder shall be effective when received and shall be deemed received when delivered if sent by overnight mail and deemed received when sent if sent by fax.

             Manager agrees to provide CSDC with a copy of any notice which it provides to Bank under this Agreement.

         7.7 Waiver of Jury Trial. BORROWER, CSDC, MANAGER AND SONESTA MUTUALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN ANY COURT ARISING ON, OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, THE CREDITOR AGREEMENTS, OR ANY AMENDMENT OR SUPPLEMENT HERETO OR THERETO OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         7.8 Execution by Borrower.

             (a) Borrower is a signatory to this Agreement solely for purposes of (i) consenting to and agreeing to be bound by the provisions of this Agreement, including, without limitation, the application of payment provisions in Article II hereof and application of proceeds provisions of Section 4.4 of this Agreement, (ii) acknowledging and approving the provisions agreed to herein by Manager, and (iii) agreeing to the indemnification provisions of Article V. Borrower agrees and acknowledges that it has no right to enforce any provision of this Agreement. Without limiting the generality of the foregoing, Borrower acknowledges that one of the purposes of this Agreement is to clarify the priorities of payments as among Bank for distribution to Bank, CSDC and Manager with respect to their respective Indebtedness. Borrower irrevocably waives the right to direct the application of any proceeds of Collateral or any other payment in respect of any Indebtedness. Borrower consents and agrees to (i) the sharing and distribution of proceeds realized under the Collateral Documents or otherwise among

Bank, CSDC and Manager on the terms and conditions set forth in this Agreement and (ii) the effect such sharing and distribution has on the calculation of the Indebtedness held by Bank, CSDC and Manager and on Borrower's obligations under the applicable Creditor Agreements and Collateral Documents. Borrower further agrees that the Indebtedness which it owes to Bank, CSDC and Manager shall for all purposes be deemed paid (or cash collateralized) only to the extent that proceeds of Collateral or other payments are applied against such Indebtedness. To the extent any application of proceeds of Collateral or other payments to any Indebtedness (the "First Indebtedness") is reversed and reapplied to any other Indebtedness (the "Second Indebtedness"), Borrower agrees that the First Indebtedness shall be reinstated, and the Second Indebtedness shall be deemed paid to the extent such proceeds of Collateral or other payments are applied against such Second Indebtedness.

             (b) Borrower, Manager, Sonesta, CSDC and Bank further acknowledge that to the extent permitted by law, each will request during the pendency of any bankruptcy proceeding by Borrower or foreclosure pursuant to which a keeper may or must be designated that Manager be appointed to operate the Hotel under the Management Agreement and in connection therewith be allowed to use any funds produced by the Hotel to (i) pay Expenses under the Management Agreement, and
(ii) to establish and satisfy any cash collateral account requirements established in the Proceeding.

         7.9 Credit Decisions. Bank, CSDC and Manager severally represents and warrants that each has made and will continue to make such independent investigation of the financial condition and affairs of Borrower as Bank, CSDC and Manager deems appropriate in connection with its entering into this Agreement and the other Collateral Documents and the making and continuance of the credit facilities contemplated by the Creditor Agreements and that Bank or CSDC or Manager, in connection with such investigation, has not relied upon any information provided to Bank or CSDC or Manager by Bank or CSDC or Manager.

         7.10 No Partnership or Joint Venture. Neither the execution of this Agreement, any Collateral Documents nor any agreement to share in profits or losses arising out of the transactions contemplated herein, is intended to be, nor shall it be construed to be, the formation of a partnership or joint venture among Bank, CSDC, Manager or Sonesta, or among any combination thereof.

         7.11 Governing Law and Severability. This Agreement was negotiated in the State of Louisiana and for all purposes shall be governed by and construed in accordance with the laws of said State. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         7.12 Counterparts. This Agreement may be executed by one or more parties to this Agreement in any number or counterparts, and all of said counterparts when taken together shall be deemed to constitute one and the same instrument.

         7.13 Amendments, Waivers and Consents. All amendments, waivers and consents with respect to any provision of this Agreement, including the amendment of the priority of payments (other than Article VI hereof) shall be effective only if the same shall be in writing and signed by Bank, CSDC and Manager. No failure or delay on the part of Bank, CSDC or Manager in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy include any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Remedies herein provided for are cumulative and non-exclusive of any remedies provided by law.

         7.14 Conflict with Other Agreements. Except as provided in Section 4.7 hereof, the parties hereto agree that in the event of any conflict between the provisions of this Agreement, on the one hand, and the provisions of any of the Creditor Agreements or the Collateral Documents, on the other hand, the provisions of this Agreement shall control unless otherwise agreed to in writing by all parties hereto.

         7.15 Agreement to Cooperate. Each of the parties hereto agrees to cooperate fully with each other, to the end that the terms and provisions of the Agreement may be promptly and fully carried out. Each party hereto also agrees, from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such other actions, all as may be reasonably necessary or desirable to effectuate the terms, provisions and the intent of this Agreement and the Creditor Agreements.

         7.16 Term. This Agreement shall expire on the earlier to occur of (a) the refinancing of the Bank Indebtedness, and (b) payment of the Bank Indebtedness; provided, however, the provisions hereof shall continue during the pendency of any action by Bank to enforce its rights under the Bank Collateral Documents. Provided further, however, that the provisions of Sections 1.2(ww) and (yy), 4.1, 4.3(c) and 4.3(d) shall survive the termination of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement in multiple counterparts effective as of the date written above.




                                            FIRST NATIONAL BANK OF COMMERCE
/s/ Neil J. ???????
_________________________________                /s/ Lantz E. Harvey
/s/ Rose H. Delaney                         By:  _______________________________
_________________________________                Lantz E. Harvey
                                            Its: Vice President



                                            CANAL STREET DEVELOPMENT
                                            CORPORATION

/s/ ???????????????                              /s/ Glenn A. Haydel
_________________________________           By:  _______________________________
                                                 Glenn A. Haydel
/s/ Neil J. ????                                 President
_________________________________           Its: ___________________________




                                            SONESTA INTERNATIONAL HOTELS
                                            CORPORATION

/s/ Christine Moynihan                           /s/ Peter J. Sonnabend
_________________________________           By:  _______________________________
/s/ Maureen Greenberg                            Peter J. Sonnabend
_________________________________           Its: Vice President and Secretary

                                         SONESTA LOUISIANA  HOTELS
                                         CORPORATION

/s/ Christine Moynihan                        /s/ Peter J. Sonnabend
_________________________________        By:  _______________________________
/s/ Maureen Greenberg                         Peter J. Sonnabend
_________________________________        Its: Vice President



                                         800 CANAL STREET LIMITED
                                         PARTNERSHIP

                                         By:  Historic Restoration, Incorporated
                                         Its: General Partner

/s/ Neil J. ????????????                      /s/ Maurice Pres Kabacoff
___________________________________      By:  _________________________________
/s/ Rose H. Delaney                           Maurice Pres Kabacoff
___________________________________      Its: President



                                         HISTORIC RESTORATION,
                                         INCORPORATED

/s/ Neil J. ????????????                      /s/ Maurice Pres Kabacoff
___________________________________      By:  _________________________________
/s/ Rose H. Delaney                           Maurice Pres Kabacoff
___________________________________      Its: President



                                         HRI MANAGEMENT CORPORATION

/s/ Neil J. ????????????                      /s/ Meyers Thomas
___________________________________      By:  _________________________________
/s/ Rose H. Delaney                           Meyers Thomas
___________________________________      Its: President

                                         HISTORIC CONSTRUCTION
                                         INCORPORATED

/s/ Neil J. ????????????                      /s/ Charles A. Rutledge
___________________________________      By:  _________________________________
/s/ Rose H. Delaney                           Charles A. Rutledge
___________________________________      Its: President



/s/ Neil J. ????????????                 /s/ Maurice Pres Kabacoff
___________________________________      ______________________________________
/s/ Rose H. Delaney                      MAURICE PRES KABACOFF
___________________________________




/s/ Neil J. ????????????                 /s/ Edward B. Boettner
___________________________________      ______________________________________
/s/ Rose H. Delaney                      EDWARD B. BOETTNER
___________________________________

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS


         BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared:

                                 LANTZ E. HARVEY

to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the Vice President of FIRST NATIONAL BANK OF COMMERCE (the "Bank"), that as such duly authorized agent, by and with the authority of the Board of Directors of Bank, he signed and executed the foregoing Amended and Restated Intercreditor Payment Priority and Lien Priority Agreement as the free and voluntary act and deed of Bank, for and on behalf of Bank, and for the objects and purposes therein set forth.

         THUS DONE AND PASSED, in the State and Parish aforesaid, on this 6th day of May, 1997, after due reading of the whole.


WITNESSES:

/s/ Neil J. ???????????             /s/ Lantz E. Harvey
----------------------------------  -----------------------------------
                                    LANTZ E. HARVEY
/s/ Rose H. Delaney
-----------------------------------



                             /s/ Michael J. ????????
                     ---------------------------------------
                                  NOTARY PUBLIC

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS


         BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared:

                                 GLENN A. HAYDEL

to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the President of CANAL STREET DEVELOPMENT CORPORATION (the "Corporation"), that as such duly authorized agent, by and with the authority of the Board of Directors of the Corporation, he signed and executed the foregoing Amended and Restated Intercreditor Payment Priority and Lien Priority Agreement as the free and voluntary act and deed of the Corporation, for and on behalf of the Corporation, and for the objects and purposes therein set forth.

         THUS DONE AND PASSED, in the State and Parish aforesaid, on this ____ day May, 1997, after due reading of the whole.


WITNESSES:



/s/ ???????????????????             /s/ Glenn A. Haydel
----------------------------------  -----------------------------------
                                    GLENN A. HAYDEL
/s/ Neil J. ????????
-----------------------------------



                                  /s/ ????????
                     ---------------------------------------
                                  NOTARY PUBLIC

                                 ACKNOWLEDGMENT


STATE OF MASSACHUSETTS

SUFFOLK COUNTY


         BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared:

                               PETER J. SONNABEND

to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the Vice President and Secretary of SONESTA INTERNATIONAL HOTELS CORPORATION (the "Corporation"), that as such duly authorized agent, by and with the authority of the Board of Directors of the Corporation, he signed and executed the foregoing Amended and Restated Intercreditor Payment Priority and Lien Priority Agreement as the free and voluntary act and deed of the Corporation, for and on behalf of the Corporation, and for the objects and purposes therein set forth.

         THUS DONE AND PASSED, in the State and Parish aforesaid, on this 2nd day of May, 1997 after due reading of the whole.


WITNESSES:


/s/ Christine Moynihan              /s/ Peter J. Sonnabend
----------------------------------  -----------------------------------
                                    PETER J. SONNABEND
/s/ Maureen Greenberg
-----------------------------------



                             /s/ Karen K. Pettiford
                     ---------------------------------------
                                  NOTARY PUBLIC

                        My Commission Expires 4/17/2003

                                 ACKNOWLEDGMENT


STATE OF MASSACHUSETTS

SUFFOLK COUNTY


         BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared:

                               PETER J. SONNABEND

to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the Vice President of SONESTA LOUISIANA HOTELS CORPORATION (the "Corporation"), that as such duly authorized agent, by and with the authority of the Board of Directors of the Corporation, he signed and executed the foregoing Amended and Restated Intercreditor Payment Priority and Lien Priority Agreement as the free and voluntary act and deed of the Corporation, for and on behalf of the Corporation, and for the objects and purposes therein set forth.

         THUS DONE AND PASSED, in the State and Parish aforesaid, on this 2nd day of May, 1997 after due reading of the whole.


WITNESSES:


/s/ Christine Moynihan              /s/ Peter J. Sonnabend
----------------------------------  -----------------------------------
                                    PETER J. SONNABEND
/s/ Maureen Greenberg
-----------------------------------



                             /s/ Karen K. Pettiford
                     ---------------------------------------
                                  NOTARY PUBLIC

                        My Commission Expires 4/17/2003

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS


         BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared:

                              MAURICE PRES KABACOFF

to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the President of Historic Restoration, Incorporated, the General Partner of 800 CANAL STREET LIMITED PARTNERSHIP (the "Partnership"), that as such duly authorized agent, by and with the authority of the Partnership pursuant to its Articles of Partnership, he signed and executed the foregoing Amended and Restated Intercreditor Payment Priority and Lien Priority Agreement as the free and voluntary act and deed of Historic Restoration, Incorporated and thereby the Partnership, for and on behalf of the Partnership, and for the objects and purposes therein set forth.

         THUS DONE AND PASSED, in the State and Parish aforesaid, on this 6th day of May, 1997 after due reading of the whole.


WITNESSES:


/s/ Neil J. ???????????             /s/ Maurice Pres Kabacoff
----------------------------------  -----------------------------------
                                    MAURICE PRES KABACOFF
/s/ Rose H. Delaney
-----------------------------------



                             /s/ Michael J. ????????
                     ---------------------------------------
                                  NOTARY PUBLIC

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS


         BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared:

                              MAURICE PRES KABACOFF

to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the President of HISTORIC RESTORATION, INCORPORATED (the "Corporation"), that as such duly authorized agent, by and with the authority of the Board of Directors of the Corporation, he signed and executed the foregoing Amended and Restated Intercreditor Payment Priority and Lien Priority Agreement as the free and voluntary act and deed of the Corporation, for and on behalf of the Corporation, and for the objects and purposes therein set forth.

         THUS DONE AND PASSED, in the State and Parish aforesaid, on this 6th day of May, 1997 after due reading of the whole.


WITNESSES:


/s/ Neil J. ???????????             /s/ Maurice Pres Kabacoff
----------------------------------  -----------------------------------
                                    MAURICE PRES KABACOFF
/s/ Rose H. Delaney
-----------------------------------



                             /s/ Michael J. ????????
                     ---------------------------------------
                                  NOTARY PUBLIC

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS


         BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared:

                                  MEYERS THOMAS

to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the President of HRI MANAGEMENT CORPORATION (the "Corporation"), that as such duly authorized agent, by and with the authority of the Board of Directors of the Corporation, he signed and executed the foregoing Amended and Restated Intercreditor Payment Priority and Lien Priority Agreement as the free and voluntary act and deed of the Corporation, for and on behalf of the Corporation, and for the objects and purposes therein set forth.

         THUS DONE AND PASSED, in the State and Parish aforesaid, on this 6th day of May, 1997 after due reading of the whole.


WITNESSES:


/s/ Neil J. ???????????             /s/ Meyers Thomas
----------------------------------  -----------------------------------
                                    MEYERS THOMAS
/s/ Rose H. Delaney
-----------------------------------



                             /s/ Michael J. ????????
                     ---------------------------------------
                                  NOTARY PUBLIC

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS


         BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared:

                            CHARLES A. RUTLEDGE, JR.

to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the President of HISTORIC CONSTRUCTION INCORPORATED (the "Corporation"), that as such duly authorized agent, by and with the authority of the Board of Directors of the Corporation, he signed and executed the foregoing Amended and Restated Intercreditor Payment Priority and Lien Priority Agreement as the free and voluntary act and deed of the Corporation, for and on behalf of the Corporation, and for the objects and purposes therein set forth.

         THUS DONE AND PASSED, in the State and Parish aforesaid, on this 6th day of May, 1997 after due reading of the whole.


WITNESSES:


/s/ Neil J. ???????????             /s/ Charles A. Rutledge, Jr.
----------------------------------  -----------------------------------
                                    CHARLES A. RUTLEDGE, JR.
/s/ Rose H. Delaney
-----------------------------------



                             /s/ Michael J. ????????
                     ---------------------------------------
                                  NOTARY PUBLIC

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS



         BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared:

                              MAURICE PRES KABACOFF

to me known, who declared and acknowledged before me, Notary, and to the undersigned competent witnesses, that he is the identical person who executed the foregoing Amended and Restated Intercreditor Payment Priority and Lien Priority Agreement in writing, that his signature thereto is his own true and genuine signature, and that he executed said instrument of his own free will and accord, and for the uses, purposes and considerations therein expressed.

         THUS DONE AND PASSED in the State and Parish aforesaid, on this 6th day of May, 1997, after due reading of the whole.



WITNESSES:


/s/ Neil J. ???????????             /s/ Maurice Pres Kabacoff
----------------------------------  -----------------------------------
                                    MAURICE PRES KABACOFF
/s/ Rose H. Delaney
-----------------------------------



                             /s/ Michael J. ????????
                     ---------------------------------------
                                  NOTARY PUBLIC

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS



         BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared:

                               EDWARD B. BOETTNER

to me known, who declared and acknowledged before me, Notary, and to the undersigned competent witnesses, that he is the identical person who executed the foregoing Amended and Restated Intercreditor Payment Priority and Lien Priority Agreement in writing, that his signature thereto is his own true and genuine signature, and that he executed said instrument of his own free will and accord, and for the uses, purposes and considerations therein expressed.

         THUS DONE AND PASSED in the State and Parish aforesaid, on this 6th day of May, 1997, after due reading of the whole.



WITNESSES:


/s/ Neil J. ???????????             /s/ Edward B. Boettner
----------------------------------  -----------------------------------
                                    EDWARD B. BOETTNER
/s/ Rose H. Delaney
-----------------------------------



                             /s/ Michael J. ????????
                     ---------------------------------------
                                  NOTARY PUBLIC